Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Charys Holding Company, Inc. (the “Company”) on Form 10-QSB for the period ending January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Billy V. Ray, Jr., Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,  that:

1.           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2007
/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer of
Charys Holding Company, Inc.